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                                                                 Exhibit (23)(b)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-32229, 333-58686), S-3 (Nos. 333-125553,
333-52560, 333-27849, 333-74958, 333-45556, 333-37241), and S-4 (Nos. 33-60007,
33-55805) of CMS Energy Corporation of our report dated February 16, 2007 relating to the financial statements of Midland Cogeneration Venture L.P., which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Detroit, Michigan
February 19, 2007